UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON,  D.C.  20549

                                                                 OMB APPROVAL
                                                      OMB  Number:  3235-0060
                                                     Expires:  May  31,  2000
                                                   Estimated  average  burden
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                                                   --------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  March  15,  2000
                                                         ----------------
Virtualsellers.com,  Inc.
-------------------------
Exact name of registrant as specified in its charter)

Canada                                0-14356                    000000000
------                                  -------                  ---------
(State  or  other  jurisdiction     (Commission             (IRS  Employer
      of  incorporation)            File  Number)     Identification  No.)

Suite  1000,  120  North  LaSalle  Street,  Chicago,  Illinois     60602
--------------------------------------------------------------     -----
(Address  of  principal  executive  offices)                 (Zip  Code)

Registrant's  telephone  number,  including  area  code  (312)  920-9999
                                                         ---------------

Suncom  Telecommunications  Inc.
--------------------------------
(Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  applicable.

ITEM  5.     OTHER  EVENTS

Raymond Mol resigned from and Grayson Hand and Greg Burnett were appointed to the Board of Directors of Virtualsellers.com, Inc. (the "Company"), all effective March 15, 2000. These changes to the Company's Board of Directors were made to allow the Company to establish an independent audit committee in connection with the filing of its listing application with the Nasdaq SmallCap Market.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Not  applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Virtualsellers.com,  Inc.


Date:  April  5,  2000               /s/  Mel  Baillie
                                     -----------------
                               Mel  Baillie,  Director